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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2002
                                                        ------------------

                              FIRST CAPITAL, INC.
                              -------------------
            (Exact name of registrant as specified in its charter)

      Indiana                          0-25023                35-2056949
      -------                       -------------           --------------
(State or other Jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)            Identification No.)


220 Federal Drive N.W., Corydon, Indiana                     47112
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(Address of principal executive offices)                    (Zip Code)

                                 (812) 738-2198
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)






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ITEM 5.     OTHER EVENTS.
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      On September 25, 2002, First Capital, Inc. ("First Capital"), the parent company of First Harrison Bank, and Hometown Bancshares, Inc. ("Hometown Bancshares"), the parent company of Hometown National Bank, entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Hometown Bancshares will merge with and into First Capital. Concurrently with the merger, Hometown National Bank will merge with and into First Harrison Bank.

      Under the terms of the agreement, Hometown Bancshares shareholders may elect to receive either shares of First Capital common stock or $46.50 in cash in exchange for their shares of Hometown Bancshares common stock. The elections of Hometown Bancshares' shareholders will be subject to the requirement that 50% of Hometown Bancshares' shares be exchanged for cash and 50% be exchanged for First Capital common stock.

      The number of shares of First Capital common stock into which each share of Hometown Bancshares will be exchanged will be based on the price of First Capital common stock over a measurement period prior to the closing, as follows:

   IF THE AVERAGE CLOSING PRICE OF
   FIRST CAPITAL COMMON STOCK DURING
   THE MEASUREMENT PERIOD IS:           THEN HOMETOWN STOCKHOLDERS WILL RECEIVE:

 o   $14.44 or less                    o  a number of shares of First Capital
                                          common stock equal to $39.52 divided
                                          by the average closing price.

 o   between $14.44 and $19.55         o  2.735 shares of First Capital common
                                          stock.

 o   $19.55 or more                    o  a number of shares of First Capital
                                          common stock equal to $53.47 divided
                                          by the average closing price.

      The transaction is expected to close in the first quarter of 2003. It is subject to certain conditions, including the approval of the shareholders of Hometown Bancshares and the receipt of regulatory approval. Each of the directors of Hometown Bancshares have agreed to vote their shares in favor of the merger.

      First Capital's management team and board of directors will remain intact following the merger. First Capital will maintain an advisory board consisting of all of the non-employee



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directors of Hometown Bancshares for a period of at least two years to assist in the operations of the former Hometown branches.

      The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

      A press release announcing the transaction was issued on September 26, 2002, a copy of which is filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

ITEM 7.     FINANCIAL STATEMENTS AND OTHER EXHIBITS.
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            Exhibit 2.1    Agreement and Plan of Merger dated September 25, 2002
                           by and between First Capital, Inc. and Hometown Bancshares, Inc.

            Exhibit 99.1   Press release dated September 26, 2002.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FIRST CAPITAL, INC.


Dated: September 26, 2002             By: /s/ William W. Harrod
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                                          William W. Harrod
                                          President and Chief Executive Officer






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